UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 19, 2015

MVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

WV	000-50567	20-0034461
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

301 Virginia Avenue, Fairmont, WV  26554-2777
(Address of Principal Executive Offices) (Zip Code)

304-363-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

At the Annual Shareholders Meeting of MVB Financial Corp. (“MVB Financial” or the “Company”), to be held May 19, 2015, a printed copy of the Company’s annual report, which is in the format of a Form 10-K wrap, will be provided to its shareholders.  The Company’s President & CEO, Larry Mazza, will also be making a presentation to shareholders.  Both are being furnished as Exhibits 99.1 and 99.2 of this report.  The annual report and all slides of Mr. Mazza’s presentation are being furnished to this Item 7.01 and the information contained herein shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

99.1                        MVB Financial Corp’s printed Annual Report

99.2                        President & CEO’s presentation to shareholders

EXHIBIT INDEX

Exhibit Number	Description	Exhibit Location

99.1	MVB Financial Corp.’s printed Annual Report	Filed herewith

99.2	President & CEO’s presentation to shareholders	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp
	By	/s/ Larry F. Mazza
Larry F. Mazza Chief Executive Officer
Date: May 19, 2015